UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2007


                             Standard Drilling, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                     333-85460                84-1598154
------------------------     ----------------------         ----------
(State of Incorporation)     Commission file number      (I.R.S. Employer
                                                        Identification No.)


               1667 K Street NW, Suite 1230, Washington D.C. 20006
               ---------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (202) 955-9490
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On April 30, 2007, Malone & Bailey, PC was dismissed as the certifying accountant for Standard Drilling, Inc. (the "Registrant").

         Malone & Bailey, PC has served from the inception of the Registrant as the certifying accountant for the Registrant's financial statements. From the date on which Malone & Bailey PC was engaged until the date Malone & Bailey, PC was dismissed, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC would have caused Malone & Bailey, PC to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Registrant has provided Malone & Bailey PC with a copy of the foregoing disclosure, and has requested that Malone & Bailey PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from Malone & Bailey PC required by Item 304 of Regulation S-B.

         (b) On April 30, 2007, the Registrant entered into an engagement letter with Moore & Associates, Chartered to assume the role of its new certifying accountant. Moore & Associates, Chartered has been asked to audit the year ended December 31, 2006. During the period from inception and the subsequent interim periods prior to the engagement of Moore & Associates, Chartered, the Registrant did not consult with Moore & Associates, Chartered with regard to:

         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

         (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

         The engagement of the new principal auditor was recommended and approved by the Registrant's Board of Directors.



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


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

             16.1 Letter from Malone & Bailey, PC, dated May 15, 2007, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the dismissal of Malone & Bailey, PC as the Registrant's principal accountant.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Standard Drilling, Inc.


Date: May 15, 2007                        /s/ Prentis B. Tomlinson, Jr.
                                          ------------------------------------
                                          Prentis B. Tomlinson, Jr.,
                                          Chairman and Chief Executive Officer



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

                                  EXHIBIT INDEX


Exhibit Number      Exhibit Contents
--------------      ----------------

     16.1 Letter from Malone & Bailey, PC, dated May 15, 2007, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the dismissal of Malone & Bailey, PC as the Registrant's principal accountant.













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